UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 13, 2020

BioDelivery Sciences International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31361	35-2089858
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4131 ParkLake Ave., Suite #225
Raleigh, NC	27612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 919-582-9050
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:
•Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
•Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
•Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
•Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001	BDSI	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company €
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. €

Item 2.02  Results of Operations and Financial Conditions
On January 13, 2020, BioDelivery Sciences International, Inc. (the “Company”) issued a press release reiterating its previously announced guidance for the fourth quarter of 2019 and the full year 2020. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference. The Company undertakes no obligation to update, supplement or amend the materials furnished herewith as Exhibit 99.1.

The information furnished under this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
99.1 Press release issued by BioDelivery Sciences International, Inc. dated January 13, 2020

_____________________________________________________________________________________
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 13, 2020	BIODELIVERY SCIENCES INTERNATIONAL, INC.
By: /s/ Mary Theresa Coelho
Name: Mary Theresa Coelho
Title: Chief Financial Officer and Treasurer